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                                                                   EXHIBIT 10.11


        TECHNOLOGY LICENSE, MANUFACTURING AND PURCHASE AGREEMENT

        THIS TECHNOLOGY LICENSE, MANUFACTURING AND PURCHASE AGREEMENT, (the "Agreement") is entered Into as of the 13th day of October, 1999, (the "Effective Date") by and between METRICOM, INC., a Delaware corporation, with its principal offices at 980 University Avenue, Los Gatos, California 95030-2375 ("Metricom") and NOVATEL WIRELESS, INC., a Delaware corporation, with its principal offices at 9360 Towne Centre, Suite 110, San Diego, CA 92121 ("Novatel").

        WHEREAS, Metricom has developed a Network; and

        WHEREAS, the parties desire to enter into an agreement regarding Metricom's Network whereby Novatel will develop Network interoperable and compatible Modem as a product; and

        WHEREAS, Novatel wishes to obtain from Metricom a technology license to use Metricom's technology and incorporate the Licensed Technology into a Modem; and

        WHEREAS, Metricom is prepared to grant such a license upon the terms and conditions of this Agreement; and

        WHEREAS, the parties now desire to enter into an agreement whereby Novatel will manufacture the Modem; and

        WHEREAS, Novatel wishes to supply such Modem to the general marketplace, Metricom's Designee(s) or Metricom; and

        WHEREAS, Metricom wishes Novatel to supply Modems built to the Specifications to Metricom's Designee(s) or Metricom.

        NOW THEREFORE, in consideration of the foregoing and the covenants and premises contained in this Agreement, the parties agree as follows:

PART I: DEFINITIONS

        1. DEFINITIONS. As used herein, capitalized terms will have the meanings set forth below.

               1.1 "ACCEPTANCE CERTIFICATE" means a document issued by Metricom confirming that a Modem shipment meets all applicable Specifications.

               1.2 "CONFIDENTIAL INFORMATION" means any confidential or proprietary information, including without limitation any source code, software tools, designs, schematics, plans or any other information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing or business plan or financial or personnel matter relating to either party, its present or future products, sales, customers, employees, investors or business, identified by the disclosing party as Confidential Information, whether in oral, written, graphic or electronic form. If disclosed in oral form, such Confidential



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Information must be reduced to writing and marked as Confidential Information within 30 days following disclosure.

               1.3 "DESIGNEE" means a Metricom partner approved, in writing, by Metricom.

               1.4 "EFFECTIVE DATE" means the date first mentioned above.

               1.5 "FCC" means the Federal Communications Commission.

               1.6 "LICENSED TECHNOLOGY" means the Metricom Know-how, Metricom Patents, Metricom Technology, Metricom Improvements and the Specifications.

               1.7 "METRICOM KNOW-HOW" means techniques, inventions, practices, methods, knowledge, skill, experience, test data and cost, sales and manufacturing data relating to the manufacture of the Modem which Metricom discloses to Novatel under this Agreement, including without limitation any technology developed by either party on behalf of Metricom.

               1.8 "METRICOM PATENTS" means the existing patents and patent applications listed on Exhibit B hereto and such patents obtained and patent applications filed by Metricom relating to the patents listed on Exhibit B, and improvements thereto, including without limitation, all foreign counterparts, all substitutions, extensions, reissues, renewals, divisions, continuations and continuations in part relating to such Metricom Patents and their foreign counterparts.

               1.9 "METRICOM SOFTWARE" means certain software developed by Metricom and embedded in the Modem, and such additional or modified software features and functions that Metricom may specify from time to time pursuant to this Agreement.

               1.10 "METRICOM SPECIFICATIONS" means the performance, usage and form factor specifications written by Metricom to which the Guaranteed Volume of Modems will conform. Such Metricom Specifications shall be attached as Exhibit D hereto upon completion of development of such Metricom Specifications, which shall not be later than thirty (30) days from the execution of this Agreement.

               1.11 "METRICOM TECHNOLOGY" means (a) the inventions, discoveries and processes covered under the Metricom Patents and (b) the Metricom Know-how.

               1.12 "MODEM" means a portable 900 MHz-enabled data device interoperable and compatible with Metricom's Ricochet2 data network to be custom developed and manufactured by Novatel.

               1.13 "NETWORK" means Metricom's Ricochet network.

               1.14 "NETWORK SPECIFICATIONS" means the software, firmware and hardware performance and usage specifications for the Network as written by Metricom with which the Modem must be interoperable and compatible. Such Network Specifications shall be attached as Exhibit C hereto within thirty (30) days from the execution of this Agreement.


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               1.15 "NOVATEL KNOW-HOW" means techniques, inventions, practices, methods, knowledge, skill, experience, test data and cost, sales and manufacturing data relating to those parts that may be specified for inclusion in the Modem as set forth in Exhibit A.

               1.16 "NOVATEL PATENTS" means the existing patents and patent applications listed on Exhibit B hereto and such patents obtained and patent applications filed by Novatel relating to the patents listed on Exhibit A, and improvements thereto, including without limitation, all foreign counterparts, all substitutions, extensions, reissues, renewals, divisions, continuations and continuations in part relating to such Novatel Patents and their foreign counterparts.

               1.17 "NOVATEL TECHNOLOGY" means the inventions, discoveries and processes relating to those parts that may be specified for inclusion in the Modem as set forth in Exhibit A.

               1.18 "NRE COSTS" means foundry, non-recurring engineering and development costs associated with this Agreement.

               1.19 "SPECIFICATIONS" means the Network Specifications and the Metricom Specifications.

               1.20 "ROYALTIES" means those royalties payable by Novatel to Metricom pursuant to this Agreement.

               1.21 "THIRD PARTY SOFTWARE" means any software that belongs to a third party which is used in the Network and is licensed to Metricom for such use.

PART II: TECHNOLOGY LICENSE, DEVELOPMENT AND MANUFACTURING

        2. LICENSE GRANTS.

               2.1 METRICOM LICENSE GRANT.

                      (a) TECHNOLOGY LICENSE. Subject to the terms and conditions of this Agreement, Metricom hereby grants to Novatel during the term of this Agreement a nonexclusive, non-transferable, royalty bearing license, without right to sublicense, under the Licensed Technology, to develop, manufacture, market and sell the Modem for use with the Network.

                      (b) METRICOM SOFTWARE LICENSE. During the term of this Agreement and subject to the terms and conditions of this Agreement, Metricom grants to Novatel a nonexclusive, non-transferable license, without right to sublicense, to reproduce and embed the Metricom Software in object code form only in the Modem. Except as expressly stated in this Agreement, no rights to prepare derivative works, perform, display or distribute the Metricom Software are granted hereunder.

                      (c) SOURCE CODE. Should Novatel require it and subject to the terms and conditions of this Agreement, Metricom may disclose to Novatel the source code for the Metricom Software for purposes of enabling Novatel to port the Metricom Software to the


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Modem. Any disclosure of source code, and all notes made by Novatel pertaining thereto, shall be treated as Metricom's Confidential Information pursuant to the terms of this Agreement.

                             (i) Novatel shall not make any changes to the
source code other than those changes necessary to run the Metricom Software on hardware platforms other than as originally developed. Novatel shall provide Metricom with an electronic copy (ASCII text) of the updated source code in the event it makes any changes.

                             (ii) Except as needed to port the Metricom
Software as set forth in this Agreement. No copyright rights to reproduce, prepare derivative works, perform, display or distribute the Metricom Software in source code format are granted to Novatel hereunder.

                      (d) RESTRICTIONS ON USE. Novatel shall not, and shall not permit any person within its control, to use the Licensed Technology and the Metricom Software or any of Metricom's Confidential Information for any other purpose than as expressly set forth in this Agreement.

               2.2 NOVATEL LICENSE GRANT. Subject to the terms and conditions of this Agreement, Novatel hereby grants Metricom a non-exclusive, non-transferable, royalty-free, perpetual and irrevocable right, with right of sublicense through multiple tiers of distribution, under the Novatel Patents, the Novatel Technology, the Novatel Know-how and the Novatel Improvements, to offer to sell, sell and use the Modems.

               2.3 THIRD PARTY SOFTWARE. Should the Metricom Software contain Third Party Software, Metricom shall, at Novatel's request, assist Novatel in obtaining the rights to use such Third Party Software. The parties acknowledge and agree that it is Novatel's obligation to license such Third Party Software.

        3. DEVELOPMENT AND MANUFACTURING.

               3.1 DEVELOPMENT. Upon execution of this Agreement, Novatel shall begin development of the Modem in accordance with the Network Specifications and the terms of this Agreement, and for the Guaranteed Volume, also in accordance with the Metricom Specifications. Prior to manufacturing, Novatel shall provide a reasonable quantity of a prototype Modem along with an electronic copy (ASCII text) of the software source code including release notes to Metricom for acceptance testing. Novatel shall not commence manufacturing prior to Metricom's written acceptance of the prototype Modem.

               3.2 MANUFACTURING. Novatel shall custom-manufacture, assemble, test, label, package (includes plastic or other material housing including retail packaging with approved use of Ricochet brand) and deliver the Modem in accordance with the Network Specifications and the terms of this Agreement, and, for the Guaranteed Volume, also in accordance with the Metricom Specifications.

               3.3 MARKET AND USE. For the consideration described in this Agreement, the parties acknowledge and agree that Novatel shall sell the Modems only for use on the Network.

               3.4 NRE COSTS.  ***

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               3.5 REGULATORY AGENCY APPROVAL. Novatel shall be responsible for obtaining any regulatory agency approval, including, but not limited to, FCC approval, for the Modem. Metricom shall, at Novatel's request and expense, assist Novatel in obtaining FCC approval.

               3.6 MODIFICATIONS REQUESTED BY METRICOM. During the term hereof, changes to Metricom's Know-how, government regulations (including FCC Part 15 regulations), or other masons may require changes to the Network Specifications and/or the Metricom Specifications and therefore the Modem.

                      (a) Metricom shall, from time to time, provide Metricom Software updates to Novatel. Novatel shall incorporate such changes into the Modem software and make it available to Level I Technical Support providers within (i) fourteen (14) days of receipt of such update for critical changes; and (ii) thirty (30) days of receipt of such update for non-critical changes. Novatel's changes shall be subject to acceptance testing by Metricom.

                      (b) In the event Metricom requests an engineering change to a Guaranteed Volume Modem, Novatel shall notify Metricom in writing of any impact on the cost and/or scheduled delivery of such Modem within ten (10) business days of the receipt of Metricom's written change request. This should include, but not be limited to, a costed bill of materials, scheduled delivery, and any additional NRE.

                      (c) Upon receipt by Metricom of such estimate, the parties shall agree in writing to which such engineering changes shall be made as well as adjustments, if any, in pricing and delivery schedules and the parties shall agree in writing upon any such engineering changes prior to their implementation.

               3.7 MODIFICATIONS BY NOVATEL. Novatel may make changes to the Modem without Metricom's prior written consent; provided, however, that (i) the Modem shall continue to meet the specifications of the Network, and the terms of this Agreement and, for the Guaranteed Volume, also meet the Metricom Specifications; (ii) Metricom receives an electronic copy (ASCII text) of the modified source code and any related release notes and documentation and approves such modifications prior to release to end-users; and (iii) is subject to acceptance testing by Metricom. Novatel may make changes in design, components or materials that may have the effect of reducing the cost of production of the Modem or increase reliability or improve performance or expand procurement options.

               3.8 UPDATE MECHANISM. Novatel shall provide a mechanism by which an end-user can update the software in their Modem and shall make it available to Level I Technical Support providers at the same time it makes the Modem software, including any updates, available.

               3.9 FUTURE DEVELOPMENTS. The parties envision that Novatel may develop, custom manufacture, and deliver to the marketplace, Metricom's Designee(s) or Metricom future generations of the Modems and/or replacement products, subject to satisfactory performance under this Agreement and future technical and market conditions.

               3.10 UNIT IDENTIFICATION AND SERIAL NUMBERS. Metricom shall supply Novatel within a range of individual unit identification and serial numbers to be applied to units of the


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Modem. Novatel shall incorporate in all Modems and any accompanying documentation therefor one of the individual Metricom-assigned unit identification and serial numbers for each such Modem. Such unit identification and serial number shall be clearly marked and visible externally on each Modem and encoded in the Metricom Software embedded in each Modem. Novatel shall provide Metricom with the unit identification and serial number of each Modem it sells, leases or otherwise puts into use at the time of shipment.

               3.11 DEVELOPMENT SCHEDULE. Total time between execution of this Agreement and when the first shipment of the Guaranteed Volume shall be made is *** for development with the first delivery suitable for distribution to end-users to occur *** after receipt of both Metricom's and the FCC's approval.

               3.12 TESTING. Novatel shall test all Modem deliveries prior to shipment to confirm conformance with the Network Specifications and the terms of the Agreement, and additionally, for the Guaranteed Volume, the Metricom Specifications. Prior to implementation of such testing, Novatel shall submit to Metricom, and Metricom shall have final approval of, the interoperability and compatibility test plans. Upon request, Novatel shall provide test data to Metricom.

               3.13 SUPPORT. Except as provided for in Section 8 of this Agreement, Novatel shall provide for Levels I, II and III Technical Support as set forth in Exhibit I attached hereto for Modems which it sells, leases or otherwise puts into use.

        4. OWNERSHIP AND INTELLECTUAL PROPERTY.

               4.1 OWNERSHIP.

                      (a) Novatel acknowledges and agrees that Metricom is and shall remain the sole owner of the Metricom Technology, the Metricom Patents, the Metricom Know-how, the Specifications and the Metricom Software and any improvements to the Metricom Patents, the Metricom Know-how, the Metricom Technology, Specifications and Metricom Software (the "Metricom Improvements") and that Novatel has no rights in or to the Metricom Technology, the Metricom Patents, the Metricom Know-how, the Specifications or the Metricom Software and any Metricom Improvements other than the license rights specifically granted herein.

                      (b) Metricom acknowledges and agrees that Novatel is and shall remain the sole owner of the Novatel Technology, Novatel Patents and Novatel Know-how and any improvements to the Novatel Technology, Novatel Patents and Novatel Know-how (the "Novatel Improvements") and that Metricom has no rights in or to the Novatel Technology, Novatel Patents and Novatel Know-how and any Novatel Improvements other than the license rights specifically granted herein.

               4.2 FUTURE INVENTIONS AND JOINT INVENTIONS. Each party acknowledges and agrees that any and all discoveries, know-how, inventions, methods, ideas and the like ("Inventions") made or discovered pursuant to this Agreement solely by its employees, agents or subcontractors shall be owned solely by such party and that any and all Inventions made jointly by employees, agents or subcontractors of each shall be jointly owned (the "Joint Inventions"),

* Certain information on this page has been omitted and filed separately with
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all as determined in accordance with U.S. laws of inventorship. Notwithstanding the foregoing, the parties agree that any Inventions made by employees, agents or subcontractors of either party that result in Metricom Improvements shall be owned solely by Metricom and licensed to Novatel pursuant to this Agreement. Novatel shall assign any rights it may obtain in or to such Metricom Improvements and any patents it obtains for such Metricom Improvements to Metricom when such Metricom Improvements are first fixed in a tangible medium or reduced to practice, as applicable. Joint Inventions shall be treated as Confidential Information of each party.

               4.3 PROPRIETARY RIGHTS NOTICES. Each unit of the Modem and any accompanying documentation shall include all copyright and proprietary legends provided to Novatel by Metricom.

        5. TRADEMARKS.

               5.1 Metricom hereby grants Novatel the right to use, and requires Novatel to place on the Modems and on the packaging for Modems during the term of this Agreement, the Metricom trademarks and trade names set forth in Exhibit G hereto (the "Marks") solely to affix the Marks to the Modems in accordance with the Metricom Corporate Style Guide attached hereto as Exhibit H, the Network Specifications, and, for the Guaranteed Volume, the Metricom Specifications or other Metricom requirements. Metricom may alter or replace such Marks or may revise its policies and guidelines related thereto in its sole discretion upon ninety (90) day's prior written notice to Novatel. Novatel hereby admits and recognizes Metricom's exclusive worldwide ownership of such Marks and the renown of Metricom's Marks. Novatel agrees not to take any action inconsistent with such ownership and further agrees to take any action, at Metricom's reasonable expense, including without limitation the conduct of legal proceedings, which Metricom deems necessary to establish and preserve Metricom's rights in and to its Marks. Reproductions of Metricom's Mark's, logos, symbols, etc., shall be true reproductions and done photographically.

        6. ROYALTY. Novatel shall pay Metricom *** on all Modems manufactured and sold, leased or otherwise put into use by Novatel. ***

               6.1 ***

               6.2 ***

               6.3 ***

                      (a) ***

                      (b) ***

                      (c) ALL PAYMENTS DUE BY NOVATEL SHALL BE MADE TO METRICOM WITHOUT ANY DEDUCTIONS FOR TAXES, DUTIES, FEES OR CHARGES OF ANY KIND.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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               6.4 INSPECTION OF ROYALTY RECORDS.

                      (a) Novatel shall maintain appropriate books of account and record, in accordance with generally accepted U.S. accounting principles, which shall include inventory records, and shall make accurate entries concerning all transactions relevant to this Agreement (the "Records").

                      (b) Metricom shall have the right during the term and for six (6) years thereafter (or in the event of a dispute during the Term or within five years thereafter involving in any way the Records, until the dispute is resolved, whichever is later), on reasonable notice to Novatel to inspect, examine, take extracts and make copies from Novatel's Records to the extent necessary to verify the ROYALTY and payments made under this Agreement.

                      (c) If, upon inspection of the Records of Novatel, Metricom discovers that it did not receive the correct AMOUNT OF ROYALTIES PAYABLE UNDER THIS AGREEMENT, Metricom shall notify Novatel of such discovery. In the event Novatel disagrees with such discovery, the parties shall, acting reasonably and in good faith, work together to resolve such dispute. Within ten (10) days of receipt of Metricom's notice or, in the case of dispute within ten (10) days of resolution of such dispute, Novatel shall pay to Metricom the difference between what was paid and what should have been paid. If the difference exceeds *** of the amount found by Metricom, then Novatel shall bear Metricom's reasonable costs in connection with such Inspection, including all reasonable legal and auditors' fees.

               6.5 OBLIGATION TO PAY. ***

PART III: SUPPLY TO AND PURCHASE OF MODEMS BY METRICOM

        7. MODEM PURCHASES.

               7.1 GUARANTEED VOLUME. Metricom agrees to purchase at least *** Modems (the "Guaranteed Volume") during the Term of this Agreement. The Guaranteed Volume may be purchased by either Metricom or its Designee(s). The Guaranteed Volume shall conform to the Specifications.

               7.2 PILOT TEST. Upon completion of Modem development and Metricom's written acceptance of a prototype Modem that conforms to the Specifications, approximately *** from execution of this Agreement, Novatel shall manufacture and deliver *** Modems, which shall be deducted from Metricom's initial delivery, to Metricom for use in conducting end-user testing and soliciting feedback relative to the Modem ("Pilot Test").

                      (a) Metricom shall perform one (1) week of testing at its facilities to ensure interoperability and compatibility with the Network.

                      (b) Thereafter, Metricom shall identify and supply qualified end-users with Modems to conduct Pilot Testing for a period of thirty
(30) days.

* Certain information on this page has been omitted and filed separately with
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                      (c) If any necessary changes may be handled in the
firmware or installation software then manufacturing of the Modems may continue provided that patches for the necessary changes can be effected as part of the manufacturing process.

               7.3 FORECAST. Metricom shall submit a one-year forecast to Novatel, attached hereto as Exhibit E. The forecast for the first three months of shipments shall be given to Novatel at least sixty (60) days in advance of the scheduled delivery date and shall be considered fixed at sixty (60) days prior to the delivery date. Thereafter, changes to the forecast for the remaining months may be made in writing as set forth below, provided, however, that Metricom shall have the right to forecast for the entire volume guaranteed within the first six months of shipment by providing seven (7) months advance notice.

       NUMBER OF DAYS                PERCENT OF CHANGE TO
   ADVANCE WRITTEN NOTICE             FORECASTED VOLUME
   ----------------------            --------------------
             ***                             ***
             ***                             ***
             ***                             ***
             ***                             ***

               7.4 PURCHASE ORDERS.

                      (a) Metricom or its Designee(s) agrees to provide Novatel with binding purchase orders. All purchase orders are binding, and cannot be cancelled or rescheduled except as set forth In the Agreement. Purchase orders shall set forth the quantity of Modems ordered, the destination of delivery and the delivery date required.

                      (b) Should a Metricom Designee(s) place the purchase order, Novatel shall ship and bill directly to the Metricom Designee(s). During the term of this Agreement, unless mutually agreed to by Novatel, Metricom and the Metricom Designee(s), the terms and conditions of this Agreement shall govern all Metricom Designee(s) purchase orders. Metricom shall inform its Designee(s) of the terms of this Agreement.

                      (c) Any terms or conditions in any purchase order, sales acknowledgment or receipt that is different from, inconsistent with or additional to the terms and conditions of this Agreement that are not expressly accepted by the other party in writing are void, of no effect, and am hereby rejected by the parties.

               7.5 DELIVERY. Novatel shall deliver the Guaranteed Volume of Modems to Metricom or it's Designee(s), in accordance with the Specifications, the applicable purchase order and the delivery schedule set forth in Exhibit E, as may be modified from time to time in accordance with this Agreement, to the location specified in the applicable purchase order provided, however, that:


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                      (a) no deliveries shall occur until Metricom has approved
in writing the Modem's compliance with the Specifications and issued an initial Acceptance Certificate; and

                      (b) all future deliveries shall also be subject to acceptance testing by Metricom or its Designee(s) as set forth in this Agreement.

Title and risk of loss shall pass to Metricom upon Metricom's acceptance of the Modem shipments. Time is of the essence for all deliveries. Novatel will provide Metricom or its Designee(s) documentation on all known errors or unresolved product issues at the time of delivery.

               7.6 ACCEPTANCE TEST PROCEDURES. Novatel shall inspect and test all Guaranteed Volume Modem deliveries prior to shipment to confirm conformance with the Specifications. Following receipt of delivery of a Modem shipment, Metricom or its Designee(s), as specified in the applicable purchase order, may inspect such shipment for conformance with the Specifications.

                      (a) Upon determination that a shipment does meet Specifications, Metricom will issue an Acceptance Certificate for such shipment. Such Acceptance Certificate does not imply acceptance of any other shipment nor waive the warranty provisions under this Agreement or any other remedy that Metricom may have for a defective shipment.

                      (b) In the event that a shipment is rejected for failure to meet Specifications, Metricom or its Designee(s) shall return the shipment at Novatels expense and provide Novatel with written notification of the shipment's nonconformity. Novatel shall undertake to repair or replace the shipment or any nonconforming portion thereof at no charge to Metricom. or its Designee(s) and resubmit the shipment to Metricom or its Designee(s) within five (5) days of receipt of the rejected shipment.

        8. MODEM SUPPORT.

               8.1 TECHNICAL SUPPORT TRAINING AND DOCUMENTATION. Novatel shall provide training and documentation for the Modem to service technicians and engineering support at Metricom and its Designee(s) which shall be sufficient to allow Metricom or its Designee(s) to provide Level I Technical Support with reasonable product knowledge and troubleshooting skills. Training shall include, but not be limited to, general use, support, troubleshooting, functionality, operation, interoperability and compatibility of the Modem that is developed and purchased under this Agreement. In addition, all support related documentation, troubleshooting tools and materials, test equipment, training materials, notes, frequently asked questions ("FAQ's"), and web based support materials shall be made available to Metricom or its Designee(s) for their use in supporting the Modem. In the event any product changes result in new functionality or change in operation and compatibility, Novatel shall provide additional training to Metricom and its Designee(s).

               8.2 SUPPORT LEVELS. Level I, Level II and Level III Technical Support shall be defined in Exhibit I of this Agreement.


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               8.3 METRICOM SUPPORT OBLIGATIONS.

                      (a) Metricom or its Designee(s) shall, in a diligent manner consistent with industry practices, provide Level I Technical Support to their direct end-user(s) for Modems which Metricom or its Designees have purchased under the terms of this Agreement.

                      (b) If Metricom or its Designee is unable to resolve the question or issues to Customer's satisfaction, Metricom or its Designee shall forward the request to Novatel Level II Technical Support for further investigation and resolution.

                      (c) Upon approval from Novatel, Metricom or its Designee(s) may refer a Customer directly to Novatel for Level II and Level III Technical Support.

               8.4 NOVATEL SUPPORT OBLIGATIONS.

                      (a) Novatel support and engineering staff shall provide Level II and Level III Technical Support directly to Metricom or its Designee(s) by telephone via a toll free number twenty-four (24) hours a day, seven (7) days a week for Moderns which Metricom or its Designees have purchased under the terms of this Agreement. Upon approval from Novatel, Metricom or its Designee(s) may refer a Customer directly to Novatel for Level II and Level III Technical Support.

                      (b) Level II Technical Support issues that remain unresolved longer than *** after notification of the problem or issues flagged as sensitive or mission critical, shall be escalated to Level III Technical Support for final resolution.

                      (c) Novatel shall provide written explanation to Metricom or its Designee of the problem, known symptoms, possible causes, and expected time for resolution for any Level III Support issue that remains unresolved longer than *** after escalation to Level III Support.

                      (d) Novatel shall provide Metricom or its Designee(s) documentation on all known errors or unresolved product issues (i) at the time of delivery; and (ii) as discovered by Novatel's Level III Support staff after the initial launch of the Modem.

        9. PRICE AND PAYMENT.

               9.1 PRICE. Metricom shall pay Novatel *** set forth in Exhibit F attached hereto.

               9.2 DELIVERY. Novatel shall deliver all Modems to Metricom or any other location Metricom or its Designee(s) shall designate FOB Buyer's Dock. Novatel shall prepay the freight charges and bill such freight charges to Metricom for reimbursement by Metricom. Title and risk of loss shall pass to Metricom upon Metricom's or its Designee(s)'s acceptance of the Modem shipments as evidenced by an Acceptance Certificate. Metricom or its Designee(s) shall assume all freight charges which result from expedited shipment dates requested by Metricom or its Designee(s). The parties acknowledge and agree that time is of the essence for all deliveries.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               9.3 PAYMENT.

                      (a) All payments for Modems purchased by Metricom under this Agreement shall be due and payable thirty (30) clays following receipt of valid invoice.

                      (b) Should Metricom issue the purchase order, invoices shall accompany applicable Modem shipments or, if the Modem shipments are to be made to a location other than Metricom's Los Gatos facilities, then such invoice shall be sent to the Los Gatos facility at the same time the shipment is made to the alternate destination.

                      (c) Should a Metricom Designee(s) issue the purchase order, invoices shall accompany the applicable Modem shipment or, if the Modem shipments are made to a location other than the billing address, then such-invoice shall be sent to the Metricom Designee(s)'s billing address at the same time the shipment is made to the alternate destination.

                      (d) The parties acknowledge and agree that Metricom shall have no obligation, financial or otherwise, for purchase orders made by a Metricom Designee(s).

               9.4 TAX. Novatel shall separately state on the invoices delivered to Metricom all taxes applicable to sale of the Modems to Metricom, excluding any taxes based on the net income of Novatel. Metricom shall pay Novatel any such properly invoiced and applicable amounts and Novatel shall pay the relevant taxing authorities any such amounts when due. Novatel hereby indemnifies and holds Metricom harmless from and against any and all liabilities, penalties, and amounts due regarding any taxes or fees due to the applicable government not properly or timely invoiced or paid by Novatel which was the responsibility of Novatel.

               9.5 FREIGHT. Novatel shall separately stale on the invoices delivered to Metricom all applicable freight charges, at cost. Metricom shall pay Novatel any such properly invoiced and applicable amounts.

        10. INCENTIVES AND PENALTIES.

               10.1 ***

               10.2 ***

        11. FUTURE RELATIONSHIPS. In the event Novatel enters into a separate purchase agreement with other parties, Novatel agrees that (i) ***

PART IV: GENERAL

        12. CONFIDENTIALITY.

               12.1 CONFIDENTIALITY. Each party hereto will maintain in confidence all Confidential Information disclosed by the other party hereto. Neither party will use, disclose or grant use of such Confidential Information except as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, the disclosing party will obtain

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

prior agreement from its employees, agents or consultants to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each party will use at least the same standard of care as it uses to protect its own most confidential information to ensure that such employees, agents or consultants do not disclose or make any unauthorized use of such Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information. Notwithstanding any other provision in this Agreement to the contrary, the obligations set forth in this section shall survive any termination or expiration of this Agreement for a period of ten years thereafter.

               12.2 EXCEPTIONS. The obligations of confidentiality contained in this section will not apply to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                      (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

                      (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other party;

                      (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in broach of this Agreement;

                      (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party which had no obligation to the other party not to disclose such Information to others.

               12.3 AUTHORIZED DISCLOSURE. Each party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation or complying with applicable governmental regulations, provided that if such party is required to make any such disclosure of the Confidential Information it will to the extent practicable give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information required to be disclosed. The parties acknowledge that the sale of the Modem may necessarily disclose Confidential Information of the parties and the parties agree to use commercially reasonable efforts to limit such disclosure. In furtherance thereof, Novatel agrees to provide Metricom a copy of all documentation.

               12.4 OWNERSHIP OF CONFIDENTIAL INFORMATION. All Confidential Information of a party shall remain the exclusive property of such party, and no right, title or interest in such information shall be conveyed to the other party by release of such information to it. Each party receiving such information agrees to return or destroy all such information upon the written request of the other party, or upon the reasonable determination by the other party that the receiving Party no longer has a need for such information. Each party agrees to notify the other party if it becomes aware of any use of the information that is not authorized by this Agreement.

               12.5 INJUNCTIVE RELIEF. Each party acknowledges that, in the event of a breach of this Section by such party or any of its officers, directors, agents and/or employees, the other party will suffer irreparable damages that cannot be fully remedied by monetary damages. Each party therefore agrees that the other party shall be entitled to seek injunctive relief against any such breach in any court of competent jurisdiction. The rights of each party under this Section shall not in any way be construed to limit or restrict its rights to seek or obtain other damages or relief available under this Agreement or applicable law.

               12.6 INDEPENDENT DEVELOPMENT. The terms of this Section shall not be construed to limit a party's right to independently develop or acquire products which are similar in functionality to those of the other party so long as such development or acquisition is made without the use of the Confidential Information of the other Party. Both parties acknowledge that each of them may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information of the other. Nothing in this Agreement will be construed as a representation or agreement that the receiving party will not develop or have developed for its products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the receiving party does not violate any of its obligations under this Agreement.

        13. TERM AND TERMINATION.

               13.1 TERM. This Agreement will commence as of the Effective Date and, unless sooner terminated as provided hereunder, will terminate two (2) years from the Effective Date. The term may be extended only upon the mutual written agreement of the parties.

               13.2 TERMINATION FOR CAUSE.

                      (a) The Agreement and the Metricom licenses granted herein will terminate prior to the end of the term at the option of the non-breaching party upon thirty (30) days written notice if the other party breaches or defaults on any material obligation under this Agreement and fails to cure such breach or default during such thirty (30) day period. In the event such breach cannot reasonably be cured within such thirty (30) day period, the breaching party shall be required to (i) commence curing such breach or default during such thirty (30) day period and diligently pursue such cure until the breach or default has been cured; and (ii) and provide written notice to the non-breaching party of the time required to cure such breach or default.

                      (b) Metricom shall have the right to terminate this Agreement upon written notice to Novatel in the event Novatel does not agree to the Specifications for the Guaranteed Volume within sixty (60) days from the execution of this Agreement. Upon such termination, Metricom will reimburse Novatel for any expenses related to the development of the Modems incurred prior to the termination date, ***.

               13.3 EFFECT OF TERMINATION.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                      (a) RESTOCKING FEE. If termination occurs as a result of Metricom's material breach of the Agreement or upon Metricom's request without cause, end such termination occurs prior to Metricom's receipt and acceptance of *** that comply with this Agreement, then Metricom shall pay Novatel, ***. Without limiting the foregoing, Metricom shall still be responsible for paying any amounts due under any outstanding purchase orders where Novatel has delivered and Metricom has accepted such deliveries.

                      (b) DUTIES OF THE PARTIES UPON TERMINATION. Upon any termination or expiration of this Agreement, Novatel agrees to do the following:
(1) refrain thereafter from representing itself as a distributor or manufacturer of the Modem; and (2) return to Metricom all tangible items in its possession or under its control evidencing the Licensed Technology and Confidential Information of Metricom, including all copies of the Metricom Software, the source code, modified or otherwise, and any related documentation. Upon any termination or expiration of this Agreement, Metricom agrees to return to Novatel all tangible items in its possession or under its control evidencing Confidential Information of Novatel.

                      (c) LICENSE TERMINATION. Upon any termination or expiration of this Agreement, all licenses granted by Metricom under this Agreement shall be terminated. Upon any termination or expiration of this Agreement, all licenses, except those for Modems delivered to Metricom or its Designee(s), granted by Novatel under this Agreement shall be terminated.

                      (d) SURVIVAL. Except as set forth in the applicable section, Sections 1, 2, 3.3, 4, 5, 6.4, 6.5, 7, 12, 14, 15, 16 and 18 shall survive any termination of this Agreement.

        14. REPRESENTATIONS AND WARRANTIES.

               14.1 REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants:

                      (a) CORPORATE POWER. Such party is duly organized and validly existing under the laws of the state or county of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                      (b) DUE AUTHORIZATION. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder,

                      (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with Its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

               14.2 WARRANTY. Novatel represents and warrants that for a period of twelve (12) months from the Metricom's or its Designee(s)'s acceptance of a shipment as evidenced by the Acceptance Certificate, all Modems delivered under this Agreement shall be free of defects in materials or workmanship and shall conform with the applicable Specifications. In the event

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

of a breach of this Warranty, Novatel shall repair or replace the defective Modem(s) at no additional charge to Metricom or its Designee(s).

               14.3 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED HEREIN, METRICOM HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS OR IMPLIED, RELATING TO THE METRICOM TECHNOLOGY, THE METRICOM SOFTWARE OR THE METRICOM PATENTS, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, Metricom expressly does not warrant (i) the patentability of any of the Inventions, or
(ii) the accuracy, safety, or usefulness for any purpose, of the Licensed Technology or the Modem. Except as set forth in Section 15, Metricom assumes no liability in respect of any infringement of any patent or other right of third parties due to any activities of Novatel under this Agreement.

        15. INDEMNIFICATION.

               15.1 INFRINGEMENT INDEMNITY.

                      (a) METRICOM INDEMNITY. Metricom shall indemnify and hold Novatel harmless and will defend Novatel against any actions based on a claim that the Technology, Metricom Know-How and Metricom Patents relied upon by Novatel or the Metricom Software, in the absence of any modifications and not in combination with any other technology, infringes any patent, copyright or other proprietary rights of any third party, or misappropriates any trade secret of any third party.

                      (b) NOVATEL INDEMNITY. Novatel shall indemnify and hold Metricom harmless from and will defend against any action brought against Metricom to the extent that it is based on a claim that the manufacture, use or sale of the Modem infringes any patent, copyright or other proprietary rights of any third party or misappropriates any trade secret of any third party, but not to the extent such action is based on the incorporation or use of the Technology. Metricom Know-How, Metricom Patents relied upon by Novatel or the Metricom Software in such Modem.

                      (c) INDEMNIFICATION PROCEDURES. An indemnifying party hereunder shall be liable for any costs and damages to third parties incurred by the other party which are attributable to any such claims, provided that such other party (i) notifies the indemnifying party promptly in writing of the claim, (ii) permits the indemnifying party to defend, compromise or settle the claim, and (iii) provides all available information, assistance and authority to enable the indemnifying party to defend, compromise or settle such claim. Any indemnifying party hereunder shall diligently pursue any defense required to be rendered hereunder, shall keep the indemnified party informed of all significant developments in any action defended by the indemnified party, and shall allow the indemnified party reasonable opportunity to comment upon any settlement proposed to be entered into by the indemnifying party on behalf of the indemnified party.

               15.2 GENERAL INDEMNIFICATION. Both parties agree to indemnify and save harmless the other party, its subsidiaries, other affiliates, and the officers, directors, employees, successors and assigns of any of them, from all costs, damages and expenses including costs of settlement, reasonable attorney's fees and court costs that arise out of or result from injuries or death to persons or damage to property, including theft, caused by or on account of negligence or willful misconduct by the indemnifying party or person furnished by the indemnifying party.

        16. LIMITATION OF LIABILITY.

               16.1 WAIVER OF CONSEQUENTIAL DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOST SAVINGS, OR ANY OTHER INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE GRANTING OR USE OF THE LICENSES HEREUNDER.

               16.2 LIMITATION OF LIABILITY. EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE CASE OF A KNOWING OR WILLFUL VIOLATION OF A PARTY'S OR ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS BY EITHER PARTY, NEITHER PARTY'S TOTAL LIABILITY TO THE OTHER HEREUNDER SHALL EXCEED THE NET AMOUNT PAID BY METRICOM TO NOVATEL UNDER THIS AGREEMENT.

        17. INSPECTION AND AUDIT. Metricom shall be entitled, at its sole expense, upon reasonable request and during normal business hours to witness testing and manufacturing of the Modem at Novatel's facilities and to audit Novatel's conformance with the Specification conformance test procedures upon reasonable written notice. Such notice to exceed 72 hours and inspections not to exceed five business days. Metricom personnel, in conducting such inspections for audits, shall be bound by the confidentiality provisions set forth herein.

        18. MISCELLANEOUS PROVISIONS.

               18.1 RELATIONSHIP OF THE PARTIES. Neither party is, nor will be deemed to be, an agent or legal representative of the other party for any purpose. Neither party will be entitled to enter into any contracts in the name of or on behalf of the other party, and neither party will be entitled to pledge the credit of the other party in any way or hold itself out as having authority to do so. No party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

               18.2 ASSIGNMENT. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by either party without the prior written consent of the other; provided, however, that Metricom may assign this Agreement to its Designee(s). This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment which is not in accordance with this Section will be void.

               18.3 the disclosing party will obtain prior agreement from its employees, agents or consultants to whom disclosure is to be made to hold in confidence and not make use of such information for

               18.4 FORCE MAJEURE. Neither party will be liable to the other for loss or damages or will have any right to terminate this Agreement for any default or delay attributable to any fire, floods, earthquake, embargo, war, act of war (whether declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or act, omission or delay in acting by any governmental authority other than those regulatory agencies from whom approval or certification must be obtained or the other party, if the party affected gives prompt notice of any such cause to the other party. The party giving such notice will thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and for 30 days thereafter; provided, however, that such affected party commences and continues to take reasonable and diligent actions to cure such cause.

               18.5 GOVERNING LAW AND VENUE. This Agreement is made in accordance with and shall be governed and construed in accordance with the laws of the State of California, without regard to conflicts of laws rules. All disputes arising hereunder not resolved amicably by discussions between the appropriate representatives of the parties shall be adjudicated in the state and federal courts having jurisdiction over disputes arising in Santa Clara County, California, and Novatel hereby consents to the jurisdiction of such courts. The official language of this Agreement is English.

               18.6 COMPLIANCE WITH LAWS AND REGULATIONS. Each party agrees that it will comply with all federal, state and local laws and regulations in force as of the Effective Date.

               18.7 EXPORT CONTROL. The parties acknowledge that the manufacture and sale of the Modem is subject to the export control laws of the United States of America, including the U.S. Bureau of Export Administration regulations, as amended, and hereby agree to obey any and all such laws. The parties agree not to take any actions that would cause either party to violate the U.S. Foreign Corrupt Practices Act of 1977, as amended.

               18.8 NOTICES. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed or sent by express courier service, to the parties at the following addresses (or at such other address for a party as will be specified by like notice; provided, that notices of a change or address will be effective only upon receipt thereof): If to Metricom, addressed to:

                             Metricom, Inc.
                             980 University Avenue
                             Los Gatos, CA 95030

                             if to Novatel, addressed to:

                             Novatel Wireless, Inc.
                             9380 Towne Centre
                             Suite 110
                             San Diego, CA 92121

               18.9 AMENDMENT. No amendment, modification or supplement of any provision of the Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

               18.10 WAIVER. No provision of the Agreement unless such provision otherwise provides will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

               18.11 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

               18.12 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any such section nor in any way affect this Agreement.

               18.13 PARTIES ADVISED BY COUNSEL. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party has been represented by legal counsel. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties, and this Agreement shall not be interpreted or construed against any party to this Agreement because that party or any attorney or representative for that party drafted this Agreement or participated in the drafting of this Agreement.

               18.14 ENTIRE ASSIGNMENT OF THE PARTIES. The Agreement and the Development Agreement will constitute and contain the complete, final and exclusive understanding and agreement of the parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter thereof.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, including the Exhibits attached hereto and incorporated herein by reference, as of the Effective Date.

METRICOM, INC.                           NOVATEL WIRELESS, INC.

/s/                                      /s/
-----------------------------------      ---------------------------------------
Signature                                Signature

-----------------------------------      ---------------------------------------
Printed Name                             Printed Name

-----------------------------------      ---------------------------------------
Title                                    Title

-----------------------------------      ---------------------------------------
Date                                     Date

                                    EXHIBIT A

                    NOVATEL KNOW-HOW, PATENTS AND TECHNOLOGY

                                      NONE

                                    EXHIBIT B

                                     PATENTS

METRICOM PATENTS

***

***

***

***

***

***

***

***

***

***

***

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                             NETWORK SPECIFICATIONS

To be provided within thirty (30) days from the execution of this Agreement.

                                    EXHIBIT D

                             METRICOM SPECIFICATIONS

      GUARANTEED VOLUME MODEMS PERFORMANCE AND USAGE SPECIFICATION

1.      SUMMARY OF FEATURES

***

2.      PRODUCT REQUIREMENTS

        The high level requirements for this product are listed below.

***

        2.2.   PHYSICAL CHARACTERISTICS

***


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               The antenna shall protrude no further than 1" from the side of the attached computer and have an extended length of no more than 6".

        2.3.   EXTERNAL MATERIAL

               ***

        2.4.   COLOR

               ***

        2.5.   BRAND IDENTIFICATION

               ***

        2.6.   STRUCTURAL INTEGRITY

               ***

        2.7.   MOUNTING AND ATTACHMENT TO OTHER DEVICES

               ***


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        2.8.   ANTENNA ATTRIBUTES

               ***

        2.9.   COMMUNICATION I/O PORT

               ***

        2.10.  IN-BOX MATERIAL

               ***


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.      USABILITY

        3.1.   INSTALLATION

               ***

        3.2.   USER INTERFACE

               ***

4.      FUNCTIONALITY

        4.1.   OPERATING LIFE/POWER REQUIREMENTS

               ***


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               ***

        4.2    COMPATIBILITY

               ***


        4.3.   SOFTWARE/FIRMWARE

               ***

5.      ACCESSORIES

        ***

6.      COMPATIBILITY

        ***


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        6.2.   OPERATING SYSTEMS

               ***

        6.3    USER APPLICATIONS

               ***



*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E

                     INITIAL FORECAST AND DELIVERY SCHEDULE


        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

        ***                    ***

Changes may be made to the Forecast and Delivery Schedule in accordance with
Section 7.3 of this Agreement.

***

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT F

                                      PRICE

The parties acknowledge and agree that the prices of the initial design Modems shall be as follows:

         ***                        ***

         ***                        ***

         ***                        ***

         ***                        ***

***

***
***
***
***

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                                   TRADEMARKS


                                   Metricom(R)

                                   Ricochet(R)

                              Metricom design logo

                              Ricochet design logo

                                    EXHIBIT H

                         METRICOM CORPORATE STYLE GUIDE


To be provided within thirty (30) days from execution of the Agreement.

                                    EXHIBIT I

           TECHNICAL SUPPORT LEVEL DEFINITIONS AND ESCALATION PROCESS

I. DEFINITIONS

        LEVEL I TECHNICAL SUPPORT:

        Level I Technical Support receives Customer calls and answers routine inquires and frequently asked questions related to the basic operation of the hardware and software, functionality, interoperability and capabilities of the Modem using available tools, documentation, test equipment and other materials provided by Novatel.

        LEVEL II TECHNICAL SUPPORT:

        Level II Technical Support shall be provided by Novatel support and engineering staff and includes, but is not limited to, providing assistance in resolving any outstanding Level I Support issues and questions. Level II Technical Support shall be provided directly to Level I Technical support personnel and Level I Technical Support personnel shall have direct access to designated support staff within the Novatel support organization for this purpose.

        LEVEL III TECHNICAL SUPPORT:

        Level III Technical Support shall be provided by Novatel support and engineering staff and includes, but is not limited to, resolution of any issues that cannot or have not been satisfactorily resolved by Level I and Level II Support personnel and any problems with the engineering or manufacturing of the Modem.

II. ESCALATION PROCESS:

        Support issues related to the engineering or manufacturing of the Modem shall immediately be escalated to Level III Technical Support

        Level I Technical Support issues that are not resolved to Customer's satisfaction will be forwarded to Level II Technical Support for further investigation and resolution.

        Level I Technical Support may refer a Customer directly to Novatel for Level II and Level III Technical Support upon approval from Novatel.

        Level II Technical Support issues that remain unresolved after *** from the initial notification by Level I Technical Support of the problem, or problems that are flagged as sensitive or mission critical, shall be escalated to Level III Technical Support for final resolution.

        Novatel shall provide prompt written explanation to Metricom or its Designee of the problem, known symptoms, possible causes, and expected time of resolution for any Level III Support issue that remains unresolved longer than *** after escalation to Level

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

III Support.